UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     February 11, 2013

Mayflower Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

000-52477	20-8448499
(Commission File Number)	(IRS Employer Identification No.)

30 South Main Street Middleboro, Massachusetts	02346
(Address of Principal Executive Offices)	(Zip Code)

(508) 947-4343
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

(a)
Parent, McLaughlin & Nangle, CPA’s, Inc. (“PMN”), our independent registered public accounting firm, has informed us that it has merged into Marcum LLP (“Marcum”) and its partners and staff will join with Marcum LLP.  PMN has further informed us that as a result of this transaction, PMN will no longer have a continuing practice after February 28, 2013 and as a result, is resigning as our independent registered public accounting firm effective February 11, 2013.

PMN audited the Company’s financial statements for the eleven month period ended March 31, 2012 and the year ended April 30, 2011.  The audit reports of PMN on our financial statements for those periods did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to any uncertainty, audit scope or accounting principles.

During that period, and subsequently through February 11, 2013 there were no disagreements with PMN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to PMN’s satisfaction, would have caused PMN to make reference to the subject matter of the disagreement in connection with its audit reports.

There were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) since the appointment of PMN through February 11, 2013.

The Company furnished a copy of the disclosures herein to PMN and requested that PMN furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated February 11, 2013, is filed as Exhibit 16.1 to this Form 8-K.

(b)
Effective as of February 11, 2013, the Company’s Audit Committee engaged Marcum as its new independent registered public accounting firm to audit the Company’s financial statements for the Company’s fiscal year ending March 31, 2013. The Audit Committee has engaged Marcum as a result of the acquisition of PMN’s practice by Marcum. During the year ended April 30, 2011, the 11 months ended March 31, 2012 and subsequently through February 11, 2013, the Company did not consult with Marcum with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K), or a reportable event listed in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits

(d)           Exhibits

The following Exhibits are filed as part of this report:

Exhibit No.                Description

16.1                              Letter of PMN dated February 11, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAYFLOWER BANCORP, INC.

Date: February 12, 2013	By:	/s/ Maria Vafiades
Maria Vafiades
Chief Financial Officer